UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2018

InsPro Technologies Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51701	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Chester Pike

Suite 400

Eddystone, Pennsylvania 19022
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On October 24, 2018, David M. Anderson resigned effective immediately as the Chief Executive Officer and as a member of the Board of Directors (the “Board”) of InsPro Technologies Corporation (the “Company”). The resignation was not the result of any disagreement between the Company and Mr. Anderson on any matter relating to the Company’s operations, policies or practices.

(c) On October 29, 2018, the Board appointed Anthony R. Verdi effective immediately as the Company’s President and Chief Executive Officer. Mr. Verdi, age 69, remains the Company’s Chief Financial Officer, which roll he has held since November 2005, and a member of the Board, where he has served since June 2008.

Mr. Verdi’s compensation for his role as the Company’s President and Chief Executive Officer has not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such compensation information is determined.

There are no arrangements or understandings between Mr. Verdi and any other persons pursuant to which he was appointed President and Chief Executive Officer. There are no family relationships between Mr. Verdi and any director or executive officer of the Company, and Mr. Verdi does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On October 30, 2018, the Company issued a press release announcing Mr. Anthony R. Verdi’s appointment as President and Chief Executive Officer of the Company and the resignation of Mr. David M. Anderson as Chief Executive Officer of the Company. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	October 30, 2018	By:	/s/	Anthony R. Verdi
		Name:		Anthony R. Verdi
		Title:		Chief Executive Officer and Chief Financial Officer